UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	February 8, 2019

1ST CONSTITUTION BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-32891	22-3665653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2650 Route 130 P.O. Box 634, Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(609) 655-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On February 8, 2019, 1st Constitution Bancorp (the “Company”) sent a notice (the “Notice”) to its directors and executive officers informing them of upcoming restrictions on the trading of shares of common stock of the Company, no par value (“Common Stock”), due to a planned blackout period related to the transition of the 1st Constitution Bank 401(k) Retirement Savings Plan (the “401(k) Plan”) to a new provider.

This blackout period is necessary to transfer the assets, recordkeeping and other services related to the 401(k) Plan as a result of the change in the provider. The blackout period will begin on February 19, 2019, at 4:00 p.m., and end no later than March 19, 2019 (the “Blackout Period”). During the Blackout Period, participants in the 401(k) Plan will be temporarily unable to (i) make changes to their individual accounts, (ii) direct or diversify investments in their individual accounts, and/or (iii) take certain withdrawals, loans or distributions from the 401(k) Plan.

As described in the Notice, during the Blackout Period, the Company’s directors and executive officers will be prohibited from, directly or indirectly, purchasing, selling or otherwise acquiring or transferring any equity security of the Company acquired in connection with their service or employment as a director or executive officer of the Company, subject to limited exceptions. The term “equity security” includes, without limitation, Common Stock, options and other derivatives.

The Notice was provided to the Company’s directors and executive officer pursuant to the requirements of Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission’s Regulation BTR. A copy of the Notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

During the Blackout Period and for a period of two years after the end date thereof, a security holder or other interested person may obtain, without charge, information regarding the Blackout Period by contacting Dorine M. Nicol, Director of Human Resources and Senior Vice President at (609) 578-4415 or by mail at 2650 Route 130, P.O. Box 634, Cranbury, New Jersey 08512.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

99.1	Notice of Blackout Period to Directors and Executive Officers, dated February 8, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CONSTITUTION BANCORP

Date: February 8, 2019	By:	/s/ STEPHEN J. GILHOOLY
	Name:	Stephen J. Gilhooly
	Title:	Chief Financial Officer